Exhibit 99

Gentherm Provides Update Related to COVID-19

Secures Additional $169 million from Revolving Credit Facility

Withdrawing 2020 Guidance

NORTHVILLE, Michigan, March 25, 2020 /Global Newswire/ -- Gentherm (NASDAQ:THRM), a global market leader and developer of innovative thermal management technologies, today provided an update on its business and financial position in light of the impact of the COVID-19 pandemic on the global economy.

As a safeguard against the uncertainties ahead surrounding the COVID-19 pandemic, the Company has recently drawn an additional $169 million on its revolving credit facility to increase its cash position and provide additional financial flexibility. As of March 20, 2020, the Company had approximately $35 million in cash, cash equivalents and restricted cash prior to the draw down. As a result of the draw down, a total of $224 million was outstanding under the revolving credit facility. The Company has $240 million remaining available for additional borrowings subject to specified conditions that Gentherm currently satisfies. In addition, the Company is prudently addressing its day-to-day operations, including reducing expenses, inventory levels and capital spending.

“At Gentherm, our top priority remains the health and safety of our employees, customers and communities.  Our dedicated teams are operating in a highly dynamic situation, and we continue to assess the implications for our business across both our customer and supply bases,” said Phil Eyler, President and Chief Executive Officer. “While our Automotive operations that drive a substantial portion of our revenues are operating at a reduced capacity, the demand for medical equipment such as our Blanketrol® has grown and the production of our medical products is considered essential manufacturing under current government mandates.”

The COVID-19 pandemic is dramatically affecting the automotive industry including the temporary suspension of vehicle production across Asia, Europe and North America. As a result of the unprecedented uncertainty facing the automotive industry and global economy, Gentherm is withdrawing its 2020 guidance. The Company will provide a further update when it announces first-quarter results in late April.

Eyler concluded, “While the health crisis has created significant near-term challenges, the fundamentals of our business are strong. Over the past two years, we have disposed of non-core businesses and product lines and aggressively reduced costs under our ‘Fit-for-Growth’ program. Those actions, along with our strong balance sheet, ample liquidity and our intense focus on managing current expenses position us well to weather this crisis.”

Investor Relations Contact
Yijing Brentano

investors@gentherm.com
248.308.1702

Media Contact

Melissa Fischer

media@gentherm.com

248.289.9702

34269858.1

About Gentherm

Gentherm (NASDAQ:THRM) is a global developer and marketer of innovative thermal management technologies for a broad range of heating and cooling and temperature control applications. Automotive products include variable temperature Climate Control Seats, heated automotive interior systems (including heated seats, steering wheels, armrests and other components), battery thermal management systems, cable systems and other electronic devices. Medical products include patient temperature management systems. The Company is also developing a number of new technologies and products that will help enable improvements to existing products and to create new product applications for existing and new markets. Gentherm has 12,000 employees in facilities in the United States, Germany, Canada, China, Hungary, Japan, Korea, North Macedonia, Malta, Mexico, United Kingdom, Ukraine, and Vietnam. For more information, go to www.gentherm.com.

Except for historical information contained herein, statements in this release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this release are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that: COVID-19 and its direct and indirect adverse impacts on the automobile and medical industries and local, state, national and international economies has, and will continue to have, an adverse effect on, among other things, the Company’s ability to manufacture products and obtain goods from the supply chain, OEM and consumer demand and vehicle volumes, merger and acquisition opportunities, employee availability and morale, global sales and operations, the ability to obtain new business awards, and the Company’s stock price; future borrowing availability under the Company’s revolving credit facility is subject to the Company’s ability to comply with covenants thereunder, and to the extent that the Company’s financial performance (including consolidated EBITDA for the applicable trailing 12-month period) deteriorates due to the COVID-19 impacts or otherwise, the Company’s borrowing availability may be less than the full amount of revolving credit facility; the Company’s failure to be in compliance with covenants under the Company’s revolving credit facility due to COVID-19 or otherwise could result in an event of default thereunder, and if the lenders thereunder do not provide a waiver thereof, the amounts outstanding under the revolving credit facility may be accelerated and may become immediately due and payable; additional financing by accessing the capital markets may not be available on acceptable terms, if at all, due to the impact of COVID-19 and additional indebtedness may harm the Company’s financial position and impact the Company’s ability to comply with covenants under the Company’s revolving credit facility; the Company may not realize the expected benefits from any restructuring initiatives it may pursue as a result of the effects of COVID-19; declines in automobile production may have an adverse impact; sales may not increase and the projected future sales volumes on which the Company manages its business may be inaccurate; new or improved competing products may be developed by competitors with greater resources; customer preferences may shift, including due to the evolving use of automobiles and technology; the Company may lose suppliers or customers; market acceptance of the Company’s existing or new products may decrease; currency exchange rates may change unfavorably; pricing pressures from customers may increase; the macroeconomic environment may present adverse conditions; new products may not be feasible; work stoppages impacting the Company, its suppliers or customers, due to labor matters, civil or political unrest, infectious diseases and epidemics or other reasons, could harm the Company’s operations; free trade agreements may be altered or additional tariffs may be

34269858.1

implemented; customers may not accept pass-through of tariff costs; the Company may be unable to protect its intellectual property in certain jurisdictions; there may be manufacturing or design defects or other quality issues with the Company’s products; the Company may be unable to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings; the Company’s business may be harmed by security breaches and other disruptions to its IT systems; the Company may be unable to comply with or may incur increased costs associated with complying with domestic and international regulations, which could change in an unfavorable manner; and other adverse conditions in the industries in which the Company operates may negatively affect its results.

The foregoing risks should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this release does not include the potential impact of any business combinations,  acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s business and financial results.

Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

34269858.1